Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-24-2007	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		3/16/2007
2	Payment Date		3/20/2007
3	Collection Period	1/28/2007	2/24/2007	28
4	Monthly Interest Period - Actual	2/20/2007	3/19/2007	28
5	Monthly Interest - Scheduled			30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	321,000,000.00	—	—	—	—
7	Class A-2 Notes	437,000,000.00	—	—	—	—
8	Class A-3 Notes	326,000,000.00	—	—	—	—
9	Class A-4a Notes	100,000,000.00	49,472,302.97	10,238,530.55	39,233,772.42	0.3923377
9b	Class A-4b Notes	316,000,000.00	156,332,477.38	32,353,756.55	123,978,720.83	0.3923377
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$415,206,489.76	$42,592,287.10	$372,614,202.66

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
12	Class A-1 Notes	1.9992%	—	—	—	—
13	Class A-2 Notes	2.4700%	—	—	—	—
14	Class A-3 Notes	2.8400%	—	—	—	—
15	Class A-4a Notes	3.0900%	127,391.18	2.5750000	10,365,921.73	209.5297997
15b	Class A-4b Notes	5.4200%	659,028.24	4.2155556	33,012,784.79	211.1703553

	Equals: Total Securities		786,419.42		43,378,706.52

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received	7,548,458.16
17	Sales Proceeds - Early Terminations	7,945,738.41
18	Sales Proceeds - Scheduled Terminations	26,250,729.08
19	Security Deposits for Terminated Accounts	116,815.40
20	Excess Wear and Tear Received	238,184.71
21	Excess Mileage Charges Received	221,501.43
22	Other Recoveries Received	835,118.92

23	Subtotal: Total Collections	43,156,546.11

24	Repurchase Payments	—
25	Postmaturity Term Extension	—
25e	Net Swap Receipt - Class A-4b	258,817.10
26	Investment Earnings on Collection Account	337,338.12

27	Total Available Funds, prior to Servicer Advances	43,752,701.33

28	Servicer Advance	333,885.86

29	Total Available Funds	44,086,587.19

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)		356,875.26
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods		—
33	Servicing Fee Due in Current Period		346,005.41
34	Servicing Fee Shortfall		—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods		—
37	Administration Fee Due in Current Period		5,000.00
38	Administration Fee Shortfall		—
38e	Net Swap Payment - Class A-4b		—
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)		—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)		786,419.42
40	Subtotal: Remaining Available Funds	42,592,287.10
41	Principal Distribution Amount (Item 59)	42,592,287.10
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)		42,592,287.10
43	Amount Paid to Reserve Account to Reach Specified Balance		—
43b	Subordinated Swap Termination Payments		—
44	Other Amounts paid to Trustees		—

45	Remaining Available Funds		—

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-24-2007	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value	5,276,650.19
49	For Current Units: Change in Securitization Value for Advanced Payments	—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)	37,315,636.91
51	For Repurchases: Securitization Value (Beg. Of Collection Period)	—
52	b) Principal Carryover Shortfall from Preceding Payment Date	—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—

54	Principal Distribution Amount before Reserve Account Draw Amount	42,592,287.10

55	Remaining Available Funds (Item 40)	42,592,287.10
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)	—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	42,592,287.10

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)	43,752,701.33
62	Less: Payment Date Advance Reimbursement (Item 71)	356,875.26
63	Less: Servicing Fees Paid (Items 32, 33 and 34)	346,005.41
64	Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	786,419.42
66	Less: Principal Paid to Noteholders (Item 42)	42,592,287.10
67	Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—
68	Less: Subordinated Swap Termination Payments (Item 43b)	—
69	Less: Other Amounts paid to Trustees (Item 44)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	(333,885.86)
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	1,219,938.20

72	Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	333,885.86

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	356,875.26
75	Payment Date Advance Reimbursement	356,875.26
76	Additional Payment Advances for current period	333,885.86

77	Ending Balance of Payment Advance	333,885.86

F.	RESERVE ACCOUNT

78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09
81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		205,504.60

83	Subtotal: Reserve Fund Available for Distribution		51,487,555.88
84	Plus: Deposit of Excess Available Funds (Item 43)		—
85	Less: Reserve Account Draw Amount (Item 57)		—

86	Subtotal Reserve Account Balance		51,487,555.88
87	Less: Excess Reserve Account Funds to Transferor (If Item 86 > Item 79)		205,504.60

88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	2,232	29,325,949.56
92a	Less: Sales Proceeds for Current Month Scheduled Terminations		(26,348,369.48)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(747,401.87)
93	Less: Excess Wear and Tear Received		(238,184.71)
94	Less: Excess Mileage Received		(221,501.43)

95	Current Period Net Residual Losses/(Gains)	2,232	1,770,492.07

96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	29,496	5,343,711.17
98	Current Period Net Residual Losses (Item 95)	2,232	1,770,492.07

99	Ending Cumulative Net Residual Losses	31,728	7,114,203.24

100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.42%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-24-2007	PAGE 3

G.	POOL STATISTICS

101	Collateral Pool Balance Data		Initial	Current

102	Initial Aggregate Securitization Value		1,709,401,709	372,614,203
103	Number of Current Contracts		85,972	25,404
104	Weighted Average Lease Rate		4.96%	4.49%
105	Average Remaining Term		28.67	5.86
106	Average Original Term		44.43	46.61
107	Monthly Prepayment Speed			80.73%
		Units	Book Amount	Securitization Value

108	Pool Balance - Beginning of Period	28,206	434,790,888	415,206,490
109	Depreciation/Payments		(6,711,589)	(5,276,650)
110	Gross Credit Losses	(12)	(180,429)	(197,309)
111	Early Terminations	(558)	(8,130,833)	(7,792,378)
112	Scheduled Terminations	(2,232)	(30,701,750)	(29,325,950)
113	Repurchase/Reallocation	—	—	—

114	Pool Balance - End of Period	25,404	389,066,287	372,614,203

115	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

116	Current	24,926	365,728,036	98.15%
117	31 - 90 Days Delinquent	409	5,841,435	1.57%
118	90+ Days Delinquent	69	1,044,732	0.28%

119	Total	25,404	372,614,203	100.00%

120	Credit Losses:		Units	Amounts

121	Aggregate Securitization Value on charged-off units		12	197,309
122	Aggregate Liquidation Proceeds on charged-off units			(98,691)
123	Recoveries on charged-off units			(34,090)

124	Current Period Aggregate Net Credit Losses/(Gains)		12	64,528

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses		1,291	8,028,312
127	Current Period Net Credit Losses (Item 124)		12	64,528

128	Ending Cumulative Net Credit Losses		1,303	8,092,840

129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.47%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 2-24-2007	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
04/20/2007	36,953,207
05/20/2007	30,965,471
06/20/2007	27,066,617
07/20/2007	26,792,912
08/20/2007	27,406,935
09/20/2007	26,424,404
10/20/2007	28,399,745
11/20/2007	34,965,082
12/20/2007	28,677,462
01/20/2008	21,611,520
02/20/2008	16,667,538
03/20/2008	5,911,152
04/20/2008	3,796,063
05/20/2008	6,562,958
06/20/2008	16,720,043
07/20/2008	13,380,463
08/20/2008	10,361,228
09/20/2008	7,204,458
10/20/2008	644,359
11/20/2008	570,189
12/20/2008	335,075
01/20/2009	395,137
02/20/2009	242,229
03/20/2009	49,157
04/20/2009	42,342
05/20/2009	63,566
06/20/2009	125,861
07/20/2009	94,086
08/20/2009	122,189
09/20/2009	62,756
Total:	372,614,203

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.